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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the use in this Pre-effective Amendment No. 4 to the Registration Statement on Form S-11 of our report dated February 4, 2002, relating to the financial statements of Corporate Property Associates 15 Incorporated, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP


New York, New York
January 29, 2003